UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2008

ONCOGENEX PHARMACEUTICALS, INC.

(Exact name of small business issuer as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21243 (Commission File Number)	95-4343413 (IRS Employer Identification No.)

1522 217th Place S.E.

Bothell, Washington 98021

(Address of Principal Executive Offices) (Zip Code)

(425) 487-9500

(Registrant's telephone number)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02    Results of Operations and Financial Condition.

On November 10, 2008, OncoGenex Pharmaceuticals, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2008. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference. The press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
Exhibit No.	Description
99.1	Press Release of OncoGenex Pharmaceuticals, Inc. dated November 10, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ONCOGENEX PHARMACEUTICALS, INC.

Date: November 10, 2008	/s/ Stephen Anderson
Stephen Anderson Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of OncoGenex Pharmaceuticals, Inc. dated November 10, 2008